SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (date of earliest event reported): March 11, 2002



                          MIRAVANT MEDICAL TECHNOLOGIES
             (Exact name of Registrant as specified in its charter)

    Delaware                             0-2554                    77-0222872
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)




                                336 Bollay Drive
                             Santa Barbara, CA 93117
                    (Address of principal executive offices)

                                 (805) 685-9880
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

On March 8, 2002, Miravant Medical Technologies issued a press release announcing that the Company received a notification from Nasdaq that it has not met certain requirements for continued listing and that the Company has requested a hearing with Nasdaq. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c)      Exhibits.

Exhibit 99     Miravant Medical Technologies Press Release issued March 8, 2002.


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                                    SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Miravant Medical Technologies
                                                    (Registrant)

Date:  March 11, 2002

                                              By:   /s/  John M. Philpott
                                                 -------------------------
                                                Name:    John M. Philpott
                                                Title:   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number

99       Miravant Medical Technologies Press Release issued March 8, 2002.